FIRST FUNDS (the “Trust”)
FIRST ELITE MONEY MARKET (the “Fund”)
Supplement Dated April 29, 2009
to the Prospectus and Statement of Additional Information dated August 28, 2008
The Prospectus and Statement of Additional Information are hereby supplemented to reflect that the Fund has filed its application for extending its current participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Treasury Department (the “Treasury”) as set forth in the supplement dated October 8, 2008.
The Treasury approved an extension of the Program for a period to expire September 18, 2009 for all money market funds that were previously accepted to participate in the Program. The Trust’s Board of Trustees (the “Board”) approved the Fund’s continuance in the Program on April 8, 2009 and the Fund applied to continue to participate in the Program on April 9, 2009. The Treasury may further extend the Program beyond September 18, 2009. If the Program is extended, the Board will consider whether the Fund should continue to participate in the Program.
To continue in its participation in the Program until September 18, 2009, the Fund will pay an extension payment to the Treasury in the amount of 0.015% of the net asset value of the Fund as of September 19, 2008. The Fund is responsible for payment of these fees, and the fees will not be subject to any expense limitation or reimbursement agreement.
Please see supplement dated October 8, 2008 for a description of the Program.
For more information, please contact a Fund customer service representative at 1-888-494-8510.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE